ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1


               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
                                Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for July 27, 1998, the Remittance date.

                                               Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

 1    Total Actual Principal Collections                                           1,585,033.12
 2    Total Actual Interest Collections                                              408,592.51
 3    Less Service Fees Service Fees Previously Remitted                              27,056.72
 4    Additional Proceeds                                                                  0.00
                                                                                ---------------
 5         Total Collections:                                                      1,966,568.91

 6    Pre-Funding Account Transfer                                                         0.00
 7    Interest Coverage Account Transfer                                             988,929.00
                                                                                ---------------
 8         Aggregate Amount Received:                                              2,955,497.91

      Monthly Advances

 9    Interest Advance                                                               931,446.43
10    Compensating Interest                                                            3,015.39
11    Amounts Held for Future Distributions                                                0.00
12    Cross Collateral Deposit                                                             0.00
13    Reserve Withdrawal per Sec. 6.14c                                                    0.00
                                                                                ---------------
14         Available Remittance Amount:                                            3,889,959.73

15    Service Fees                                                                    58,696.50
16    Expense Account Deposit:                                                         6,610.37
                                                                                ---------------
17         Adjusted Remittance Amount:                                             3,824,652.86

      Remaining Amount Available:

18              Adjusted Remittance Amount                                         3,824,652.86
19              Insured Payments                                                           0.00
20              Monthly Premium @ 12 bp
                   due Certificate Insurer                                            26,441.50
21              Cross Collateral Withdrawal                                                0.00
22              Class Remittance Amounts                                           3,798,211.36
23              Non-Recoverable Advances not
                   Previously Reimbursed                                                   0.00
                                                                                ---------------
      Total Remaining Amount Available:                                                    0.00
                                                                                ===============
      Amount of Reimbursements Pursuant to Sec. 5.04
24         Servicing Fee                                                                   0.00
25         Monthly Advances and Servicer Advances                                          0.00
26         Other Mortgage Payments                                                         0.00
27         Interest Earned on P&I Deposits                                                 0.00
28         Additional Servicing Compensation                                               0.00

------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1


               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
                                Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for July 27, 1998, the Remittance date.

                                                Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                                  TOTAL               CLASS 1A               CLASS R
                                                                                  -----               --------               -------

29    Loans Outstanding - BOM                                                       2573
30    Original Loan Balance                                                  168,503,688.56        168,503,688.56
31    Pre-Funding Account Balance                                            100,454,855.42        100,454,855.42
32    Initial Overcollateralization                                            2,958,543.98          2,958,543.98
33    Realized Losses, LTD                                                             0.00                  0.00
34    Carryforward Amount                                                              0.00                  0.00
35    Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                               0.00                  0.00
                                                                      --------------------------------------------------------------
36    Total Class Principal Balance                                          266,000,000.00        266,000,000.00
37         Pool Factor per Loan Balance                                          63.3472513%           63.3472513%
38         Pool Factor per Class Balance                                        100.0000000%          100.0000000%
39    Excess Spread                                                                    0.00                                   0.00
40    Cross Collateral Withdrawal                                                      0.00                                   0.00
41    Cross Collateral Deposit                                                         0.00                  0.00
42    Additional Principal due Class A                                           828,500.46            828,500.46
43    Interest Remittance @ Pass-Through Rates                                 1,384,677.78          1,384,677.78

      PRINCIPAL ADDITIONS:
44              Number of loans                                                         656                   656
45              Transfers from Pre-Funding Account                            40,332,902.45         40,332,902.45

      PRINCIPAL REDUCTIONS:
46              Class 1A-5 Lockout Remittance                                          0.00
47              Prepayments - Number                                                     14                    14
48              Prepayments - Dollar                                           1,271,981.52          1,271,981.52
49              Delinquent Loans Repurchased - Number                                     0                  0.00
50              Delinquent Loans Repurchased - Dollar                                  0.00                  0.00
51              Net Liquidation Proceeds                                               0.00                  0.00
52              Curtailments                                                     147,413.63            147,413.63
53              Normal and Excess Payments                                       165,637.97            165,637.97
54              Pre-Funding Account Transfer                                           0.00                  0.00
                                                                      --------------------------------------------------------------
55    Total Principal Remittance                                               1,585,033.12          1,585,033.12
56    Additional Principal Reduction                                             828,500.46            828,500.46
                                                                      --------------------------------------------------------------
57    Total Remittance                                                         3,798,211.36          3,798,211.36             0.00
                                                                      ==============================================================
58    Current Month Realized Loss - Number                                                0                                      0
59    Current Month Realized Loss - Dollar                                             0.00                                   0.00

      CLASS PRINCIPAL BALANCE - EOM

60    Loans Outstanding - EOM                                                       3215
61    Closing Loan Balance                                                   207,251,557.89        207,251,557.89
62    Pre-Funding Account Balance                                             60,121,952.97         60,121,952.97
63    Additional Principal Reduction, LTD                                      3,787,044.44          3,787,044.44
64    Realized losses, LTD                                                             0.00                  0.00
65    Aggregate Unpaid Principal Balance of Delinquent
66       Loans Repurchased per Sec. 5.11                                               0.00                  0.00
                                                                      --------------------------------------------------------------
67    Total Class Principal Balance                                          263,586,466.42        263,586,466.42
68         Pool Factor per Loan Balance                                          77.9141195%           77.9141195%
69         Pool Factor per Class Balance                                         99.0926565%           99.0926566%

------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1


               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
                                Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for July 27, 1998, the Remittance date.

                                                Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                             TOTAL                CLASS A-1
                                                                             -----                ---------

70    Weighted Note Rate - THIS Remittance                                 10.59306%
71    Weighted Note Rate - NEXT Remittance                                 10.59306%

72    Related Remittance Period for Libor Rate                             25-Jun-98                 thru              26-Jul-98
73    Days in Related Period                                                     32

74    Pass-Through Rates                                                                           5.85625%

75    Weighted Average Remaining Term                                           238.38

76    Original Pool - Principal Balance                                 168,503,688.56        168,503,688.56
77    Original Pool - Pre-Funding Account                               100,454,855.42        100,454,855.42
78    Original Pool - Additional Principal Reduction                      2,958,543.98          2,958,543.98
                                                                 -------------------------------------------------------------------
79    Original Pool Total                                               266,000,000.00        266,000,000.00
80    Original Pool - Number of Loans                                          2573

------------------------------------------------------------------------------------------------------------------------------------

      CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                                          BEG. OF MONTH          CURRENT MONTH        END OF MONTH
                                                                 -------------------------------------------------------------------
81    Additional Principal Reduction, LTD                                      2,958,543.98            828,500.46       3,787,044.44
82    Cross Collateral Deposits                                                        0.00                  0.00               0.00
83    Less:  Realized Losses, LTD                                                      0.00                  0.00               0.00
                                                                 -------------------------------------------------------------------
84    Overcollateralization of Principal                                       2,958,543.98            828,500.46       3,787,044.44
                                                                 ===================================================================

85    Base Overcollateralization Required                                                                              16,675,429.73
86    Required Overcollateralization Amount                                                                            16,675,429.73

      CURRENT MONTH SUBORDINATED AMOUNT                                   BEG. OF MONTH          CURRENT MONTH        END OF MONTH
                                                                 -------------------------------------------------------------------

87    Original Subordinated Amount                                            32,812,942.37                  N/A       32,812,942.37
88    Less: Cumulative Realized Losses                                                 0.00                  0.00               0.00
89    Plus: Cumulative Additional Proceeds                                             0.00                  0.00               0.00
                                                                 -------------------------------------------------------------------
90    Current Subordinated Amount                                             32,812,942.37                            32,812,942.37
                                                                 ===================================================================

      NONRECOVERABLE ADVANCE RECONCILIATION

91    Beginning of Month                                                                                     0.00
92    Current Month Unpaid Nonrecoverable Advance                                                            0.00
93    Less: Current Month Reimbursement                                                                      0.00
                                                                                                         ---------
94    End of Month                                                                                           0.00

------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1998-2 Group 1


               In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998
                                Superior Bank - FSB Servicing Division reports the following information pertaining to Series 1998-2 Group 1 for July 27, 1998, the Remittance date.

                                                Due period ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                                          CLASS
                                                                    TOTAL                   A1
                                                          ------------------------------------------

 95   Total Class Principal - Original Pool                    $266,000,000.00       $266,000,000.00
 96   Interest Remittance Amount                                  1,384,677.78          1,384,677.78
 97   Interest Rate Factor/1000                                       5.205556              5.205556

 98   Total Principal Collections                                 1,585,033.12          1,585,033.12
 99   Prefunding Account Transfer                                         0.00                  0.00
100   Additional Principal Reduction                                828,500.46            828,500.46
                                                          ------------------------------------------
101   Principal Remittance Amount                                 2,413,533.58          2,413,533.58
102   Principal Payment Factor/1000                                   9.073435              9.073435
103   Principal Factor                                              990.926565            990.926565

------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                 1998-2 Group 2


                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for July 27, 1998, the Remittance date.

                                                 Period Ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------
    1    Total Actual Principal Collections                                 556,344.80
    2    Total Actual Interest Collections                                  248,032.40
    3         Less: Service Fees Previously Remitted                         19,903.65
    4    Additional Proceeds                                                      0.00
                                                                       ------------------
    5         Total Collections:                                            784,473.55

    6    Pre-Funding Account Transfer                                             0.00
    7    Interest Coverage Account Transfer                                 675,577.25
                                                                       ------------------
    8    Aggregate Amount Received:                                       1,460,050.80

         Monthly Advance
    9         Interest Advance                                              766,036.15
   10         Compensating Interest                                           2,517.96
   11         Amounts Held for Future Distributions                               0.00
   12    Reserve Withdrawal Per Sec. 6.08 VII                                     0.00
                                                                       ------------------
   13    Available Remittance Amount:                                     2,228,604.91

   14         Less: Service Fees                                             38,701.37
   15         Less: Expense Account Deposit                                   4,961.09
   16         Cross Collateral Deposit                                            0.00
                                                                       ------------------
   17    Adjusted Remittance Amount:                                      2,184,942.45

         Remaining Amount Available:

   18         Adjusted Remittance Amount                                  2,184,942.45
   19         Insured Payments                                                    0.00
   20              Monthly Premium @ 12 bp
                      due Certificate Insurer                                19,844.37
   21         Class Remittance Amounts                                    2,165,098.08
   22         Cross Collateral Withdrawal                                         0.00
   23         Non-Recoverable Advances not
                   Previously Reimbursed                                          0.00
                                                                       ------------------
   24    Total Remaining Amount Available:                                        0.00
                                                                       ==================

         Amount of Reimbursements Pursuant to Sec. 5.04

   25         Servicing Fee                                                       0.00
   26         Monthly Advances and Servicer Advances                              0.00
   27         Other Mortgage Payments                                             0.00
   28         Interest Earned on P&I Deposits                                     0.00
   29         Additional Servicing Compensation                                   0.00
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                 1998-2 Group 2


                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for July 27, 1998, the Remittance date.

                                                 Period Ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------

                                                                               TOTAL              CLASS 2-A                  CLASS R
                                                                               -----              ---------                  -------

   30              Number of Loans                                                  1134
   31    Original Principal Balance                                       124,023,590.83        124,023,590.83
   32    Original Pre-Funding Account Balance                              79,228,918.11         79,228,918.11
   33    Initial Overcollateralization                                      4,252,508.94          4,252,508.94
   34    Realized Losses, LTD                                                       0.00                  0.00
   35    Carryforward Amount                                                        0.00                  0.00
   36    Aggregate Unpaid Principal Balance of Delinquent
            Loans Repurchased per Sec. 5.11                                         0.00                  0.00
                                                                      --------------------------------------------------------------
   37    Opening Class Principal Balance                                  199,000,000.00        199,000,000.00
   38              Pool Factor per Loan Balance                               62.3234125%           62.3234125%
   39              Pool Factor per Class Balance                             100.0000000%          100.0000000%
   40    Excess Spread                                                              0.00                                        0.00
   41    Additional Principal due Class A                                     581,692.17            581,692.17
   42    Cross Collateral Deposit                                                   0.00                  0.00
   43    Cross Collateral Withdrawal                                                0.00                                        0.00
   44    Interest Remittance                                                1,027,061.11          1,027,061.11
   45    Available Funds Cap Carry Forward                                          0.00                  0.00
                    Distribution (see schedule C)

         PRINCIPAL ADDITIONS:
   46              Number of Loans                                                   389
   47              Transfers from Pre-Funding Account                      41,472,143.64         41,472,143.64

         PRINCIPAL REDUCTIONS:
   48              Prepayments - Number                                                7                     7
   49              Prepayments - Dollar                                       494,492.47            494,492.47
   50              Delinquent Loans Repurchased - Number                               0                     0
   51              Delinquent Loans Repurchased - Dollar                            0.00                  0.00
   52              Net Liquidation Proceeds                                         0.00                  0.00
   53              Curtailments                                                17,800.00             17,800.00
   54              Normal and Excess Payments                                  44,052.33             44,052.33
   55              Pre-Funding Account Transfer                                     0.00                  0.00
                                                                      --------------------------------------------------------------
   56    Total Principal Remittance                                           556,344.80            556,344.80
   57    Additional Principal Reduction                                       581,692.17            581,692.17
                                                                      --------------------------------------------------------------
   58    Total Remittance                                                   2,165,098.08          2,165,098.08                  0.00
                                                                      ==============================================================
   59    Carryforward Amount                                                        0.00
   60    Current Month Realized Loss - Number                                          0                                           0
   61    Current Month Realized Loss - Dollar                                       0.00                                        0.00

         CLASS PRINCIPAL BALANCE - EOM
   62              Number of Loans                                       #          1516
   63    Closing Loan Balance                                             164,939,389.67        164,939,389.67
   64    Pre-Funding Account Balance                                       37,756,774.47         37,756,774.47
   65    Additional Principal Reduction, LTD                                4,834,201.11          4,834,201.11
   66    Realized Losses, LTD                                                       0.00                  0.00
   67    Carryforward Amount                                                        0.00                  0.00
   68    Aggregate Unpaid Principal Balance of Delinquent
            Loans Repurchased per Sec. 5.11                                         0.00                  0.00
                                                                      --------------------------------------------
   69    Closing Class Principal Balance                                  197,861,963.03        197,861,963.03
   70              Pool Factor per Loan Balance                               82.8841154%           82.8841154%
   71              Pool Factor per Class Balance                              99.4281221%           99.4281221%
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                 1998-2 Group 2


                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for July 27, 1998, the Remittance date.

                                                 Period Ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                               TOTAL                CLASS A1
                                                                               -----                --------

   72    Weighted Note Rate - This Remittance:                               10.24394%
   73    Weighted Note Rate - Next Remittance:                               10.24394%

   74    Available Cap Carry Forward Amount - This Remittance:                   0.00
                           (see schedule C)

   75    Pass-Through Rate:                                                   5.80625%              5.80625%

   76    Related Remittance Period:                                          25-Jun-98               thru              26-Jul-98
   77    Days in Related Period:                                                    32

   78    Weighted Average Remaining Term                                           356.58

   79    Original Pool - Principal Balance                                 124,023,590.83        124,023,590.83
   80    Original Pool - Pre-Funding Account Balance                        79,228,918.11         79,228,918.11
   81    Original Pool - Initial Overcollateralization                       4,252,508.94          4,252,508.94
                                                                           -------------------------------------
   82    Original Pool - Class Principal Balance                           199,000,000.00        199,000,000.00
   83    Original Pool - Number of Loans                                          1135

------------------------------------------------------------------------------------------------------------------------------------
         CLASS A OVERCOLLATERALIZATION RECONCILIATION
         --------------------------------------------
                                                                        BEGINNING OF MONTH       CURRENT MONTH         END OF MONTH
                                                                      --------------------------------------------------------------
   84    Initial Overcollateralization                                       4,252,508.94            581,692.17        4,834,201.11
   85    Cross Collateral Deposits, LTD                                              0.00                  0.00                0.00
   86    Less:  Realized Losses, LTD                                                 0.00                  0.00                0.00
                                                                      --------------------------------------------------------------
   87    Overcollateralization of Principal                                  4,252,508.94            581,692.17        4,834,201.11
                                                                      ==============================================================

   88    Base Overcollateralization Requirement                                                                       12,195,150.54
   89    Required Overcollateralization                                                                               12,195,150.54

         CURRENT MONTH SUBORDINATED AMOUNT                              BEGINNING OF MONTH       CURRENT MONTH         END OF MONTH
         ---------------------------------                          --------------------------------------------------------------

   90    Original Subordinated Amount                                       26,422,826.16                  N/A        26,422,826.16
   91    Less: Cumulative Realized Losses                                            0.00                  0.00                0.00
   92    Plus: Cumulative Additional Proceeds                                        0.00                  0.00                0.00
                                                                      --------------------------------------------------------------
   93    Current Subordinated Amount                                        26,422,826.16                             26,422,826.16
                                                                      ==============================================================

         NONRECOVERABLE ADVANCE RECONCILIATION
         -------------------------------------

   94    Beginning of Month                                                          0.00
   95    Current Month Nonrecoverable Advance                                        0.00
   96    Less: Current Month Reimbursment                                            0.00
                                                                      ---------------------
   97    End of Month                                                                0.00
                                                                      =====================
------------------------------------------------------------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK - FSB SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                 1998-2 Group 2


                  In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of June 1, 1998 and the Insurance Agreement dated as of June 25, 1998, Superior Bank - FSB Servicing Division reports the following information pertaining to series 1998-2 Group 2 for July 27, 1998, the Remittance date.

                                                 Period Ended: July 1, 1998
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                CLASS
                                                                                                  A1
                                                                --------------------------------------------

   98    Total Class Principal - Original Pool                       $199,000,000.00       $199,000,000.00
   99    Interest Remittance Amount                                     1,027,061.11          1,027,061.11
  100    Interest Rate Factor/1000                                          5.161111              5.161111

  101    Total Principal Collections                                      556,344.80            556,344.80
  102    Prefunding Account Transfer                                            0.00                  0.00
  103    Additional Principal Reduction                                   581,692.17            581,692.17
                                                                --------------------------------------------
  104    Principal Remittance Amount                                    1,138,036.97          1,138,036.97
  105    Principal Payment Factor/1000                                      5.718779              5.718779
  106    Principal Factor                                                 994.281221            994.281221
------------------------------------------------------------------------------------------------------------------------------------